UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 22, 2010

Grubb & Ellis Apartment REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Effective March 16, 2010, we entered into an indemnification agreement with each of our directors and executive officers, including Stanley J. Olander, our chief executive officer and chairman of the board of directors, Andrea R. Biller, our secretary and director, Glenn W. Bunting, our director, Robert A. Gary, IV, our director, Richard S. Johnson, our director, David L. Carneal, our executive vice president and chief operating officer, Shannon K S Johnson, our chief financial officer, Cora Lo, our assistant secretary, and Gustav G. Remppies, our president. Pursuant to the terms of these indemnification agreements, we will indemnify and advance expenses and costs incurred by our directors and executive officers in connection with any claims, suits or proceedings brought against such directors and executive officers as a result of their service to us. However, the indemnification agreements will be subject to certain limitations provided in the indemnification agreements and our charter.

The foregoing description of the indemnification agreements is qualified in its entirety by reference to the form of indemnification agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein.

Item 7.01 Regulation FD Disclosure.

On March 22, 2010, we distributed a stockholder letter regarding stockholder share repurchase requests, or the Stockholder Letter, to certain of our stockholders. The full text of the Stockholder Letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Form of Indemnification Agreement between Grubb & Ellis Apartment REIT, Inc. and Indemnitee made effective as of March 16, 2010.

99.1 Grubb & Ellis Apartment REIT, Inc. Stockholder Letter, dated March 22, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Apartment REIT, Inc.

March 22, 2010	By:	/s/ Stanley J. Olander, Jr.

Name: Stanley J. Olander, Jr.
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Indemnification Agreement between Grubb & Ellis Apartment REIT, Inc. and Indemnitee made effective as of March 16, 2010
99.1	Grubb & Ellis Apartment REIT, Inc. Stockholder Letter, dated March 22, 2010